UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report:  May 2, 2009

(Date of earliest event reported)

Hawk Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114

(Address of principal executive offices including zip code)

(216) 861-3553

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2009, Hawk Corporation was informed of the death of director Jack F. Kemp, a member of Hawk’s board of directors.  On May 4, 2008 Hawk issued a press release announcing the death of Mr. Kemp.  A copy of this press release has been posted to Hawk’s website <www.hawkcorp.com> and a copy is also set forth in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibits:

99.1

Hawk Corporation Press Release dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 5, 2009

HAWK CORPORATION

By:

Thomas A. Gilbride

Vice President – Finance and Treasurer